NATIONWIDE MUTUAL FUNDS
Nationwide Amundi Global High Yield Fund
Nationwide Amundi Strategic Income Fund
Nationwide Bailard Emerging Markets Equity Fund
Nationwide Bailard International Equities Fund
Nationwide Emerging Markets Debt Fund
Nationwide Global Sustainable Equity Fund (formerly, Nationwide Global Equity Fund)
Nationwide International Small Cap Fund

Supplement dated April 10, 2018
to the Prospectus dated February 28, 2018

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective May 1, 2018, the following information supplements the "Management Fees" section on page 59 of the Prospectus:

Beginning May 1, 2018, the Nationwide Amundi Global High Yield Fund will pay NFA an annual management fee based on the rates in the table below, which are expressed as a percentage of the Nationwide Amundi Global High Yield Fund's average daily net assets, without taking into account any applicable fee waivers or reimbursements.

Fund	Assets	Management Fee
Nationwide Amundi Global High Yield Fund	Up to $500 million	0.64%
	$500 million and more	0.62%

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE